UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 19, 2021

Date of Report (Date of earliest event reported)

DBV Technologies S.A.

(Exact name of registrant as specified in its charter)

France	001-36697	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177-181 avenue Pierre Brossolette 92120 Montrouge France	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +33 1 55 42 78 78

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value €0.10 per share	n/a	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing one- half of one ordinary share, nominal value €0.10 per share	DBVT	The Nasdaq Stock Market LLC

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2021, the shareholders of DBV Technologies S.A. (the “Company”) amended the Company’s bylaws (statuts), effective immediately.

Article 13 of the bylaws has been amended to set the age limit for the Chairman of the Board of Directors at 75 years of age.

The foregoing description is qualified in its entirety by reference to the full text of the bylaws, the English translation of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission	of Matters to a Vote of Security Holders.

On May 19, 2021, the Company held its Annual Combined Meeting of Shareholders (“Annual General Meeting”) in closed session. At the Annual General Meeting, the Company’s shareholders voted on the thirty-eight proposals set forth below. The voting results with respect to each matter voted upon at the Annual General Meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 26, 2021.

Within the authority of the Ordinary Shareholders’ Meeting:

1.	The resolution approving the annual financial statements for the year ended on December 31, 2020 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,950,964	118,657	25,284

2.	The resolution approving the consolidated financial statements for the year ended on December 31, 2020 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,949,969	119,632	25,304

3.	The resolution allocating income for the year ended on December 31, 2020 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
28,025,202	44,068	25,635

4.	The resolution allocating the accumulated deficit to the “Additional paid-in capital” was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,997,066	60,437	37,402

5.	The resolution regarding the statutory auditors’ special report on regulated agreements and acknowledgement of the absence of new regulated agreements was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,967,662	100,639	26,604

6.	The resolution renewing the term of office of Julie O’Neill as director was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,637,166	426,759	30,980

7.	The resolution renewing the term of office of Viviane Monges as director was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,889,134	174,791	30,980

8.	The resolution appointing Ms. Adora Ndu to replace Mr. Torbjörn Bjerke as director was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
28,000,172	63,425	31,308

9.	The resolution appointing Mr. Ravi Rao as director was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
28,000,237	63,858	30,810

10.	The resolution ratifying the provisional appointment of Timothy E. Morris as director was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
28,004,885	64,075	25,945

11.	The resolution determining the annual fixed sum to be allocated to the members of the Board of Directors was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,913,118	128,859	52,928

12.	The resolution approving the compensation policy for the Chairman of the Board of Directors and for the Board members was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,883,708	172,692	38,505

13.	The resolution approving the compensation policy for the Chief Executive Officer and/or any other executive corporate officer was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
26,269,311	1,795,502	30,092

14.	The resolution approving, on an advisory basis, the compensation of named executive officers other than the Chief Executive Officer was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,885,791	175,095	34,019

15.

The resolution approving, on an advisory basis, the opportunity to consult shareholders each year on the compensation paid by the Company to named executive officers other than the Chief Executive Officer was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
28,033,975	48,273	12,657

In accordance with the voting results for this proposal and the recommendation of the Company’s board of directors, the Company will hold future advisory votes on the compensation of the Company’s named executive officers every year. The next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company’s 2027 annual combined general meeting of shareholders.

16.

The resolution approving, on an advisory basis, the opportunity to consult shareholders every two years on the compensation paid by the Company to named executive officers other than the Chief Executive Officer was not approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
1,493,946	26,588,122	12,837

17.

The resolution approving, on an advisory basis, the opportunity to consult shareholders every three years on the compensation paid by the Company to named executive officers other than the Chief Executive Officer was not approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
1,486,564	26,595,354	12,987

18.	The resolution approving the information set out in section I of Article L.22-10-9 of the French Commercial Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,934,694	128,896	31,315

19.

The resolution approving the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2020 to Michel de Rosen, Chairman of the Board of Directors, was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,944,348	116,529	34,028

20.

The resolution approving the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2020 to Daniel Tassé, Chief Executive Officer was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
26,266,148	1,798,476	30,281

21.

The resolution approving the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2020 to Marie-Catherine Théréné, Deputy Chief Executive Officer until September 17, 2020 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,868,818	192,888	33,199

22.

The resolution authorizing the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, purpose, terms, and maximum amount, suspension during a public offering period was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,970,926	82,559	41,420

Within the authority of the Extraordinary Shareholders’ Meeting:

23.

The resolution authorizing the Board of Directors for the Company to cancel the shares bought back pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, maximum amount, suspension during a public offering period was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,932,239	145,874	16,792

24.

The resolution delegating powers to the Board of Directors to issue ordinary shares, giving, as necessary, access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company) and/or securities giving access to ordinary shares (of the Company or of a Group company) with pre-emptive rights, suspension during a public offering period was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,956,681	123,454	14,770

25.

The resolution delegating powers to be granted to the Board of Directors to issue ordinary shares giving access, as the case may be, to ordinary shares or to the allocation of debt securities (of the Company or a Group company), and/or securities giving access to ordinary shares (of the Company or a Group company), without pre-emptive rights, by means of a public offer (excluding the offers set out in section 1 of Article L.411-2 of the French Monetary and Financial Code), and/or as consideration for securities in the context of a public exchange offer, suspension during a public offering period was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,167,500	909,864	17,541

26.

The resolution delegating powers to be granted to the Board of Directors to issue ordinary shares giving access, as the case may be, to ordinary shares or to the allocation of debt securities (of the Company or a group company), and/or securities giving access to ordinary shares (of the Company or a group company), without pre-emptive rights, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code, suspension during a public offering period was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
26,707,115	1,370,219	17,571

27.

The resolution providing authorization, in the event of an issue without pre-emptive rights, to set the issue price according to the terms set by the General Meeting, within a limit of 10% of the capital per year was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,343,545	735,666	15,694

28.

The resolution delegating powers to be granted to the Board of Directors to issue ordinary shares, giving, if applicable, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), with pre-emptive subscription rights waived in favor of categories of persons with certain characteristics, suspension during a public offering period was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
26,682,858	1,394,253	17,794

29.	The resolution providing authorization to increase the total amount of issues was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,383,510	694,328	17,067

30.

The resolution delegating powers to be granted to the Board of Directors for the purpose of deciding on any merger-absorption, demerger, or partial contribution of assets was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
26,290,565	1,789,403	14,937

31.

The resolution delegating powers to be granted to the Board of Directors to issue ordinary shares giving access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company), and/or securities giving access to ordinary shares (of the Company or of a Group company), in the context of a merger, demerger or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the thirtieth resolution, suspension during a public offering period was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
26,288,445	1,790,694	15,766

32.

The resolution setting an overall limit on the maximum authorized amounts set under the 25th, 26th, 28th and 31st resolutions of this Meeting and the 28th resolution of the General Meeting of April 20, 2020 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,083,426	995,304	16,175

33.

The resolution delegating powers to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with cancellation of preferential subscription rights, reserved for a category of persons, suspension during a public offering period was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
26,280,954	1,799,207	14,744

34.

The resolution delegating powers to be granted to the Board of Directors to increase the share capital by means of the issue of ordinary shares and/or securities giving access to capital, with pre-emptive subscription rights waived in favor of members of a company savings plan pursuant to Articles L.3332-18 et seq. of the French Labor Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,963,554	116,886	14,465

35.

The resolution providing authorization to be granted to the Board of Directors to allocate free existing and/or future shares to members of staff and/or certain corporate officers of the Company or related companies or economic interest groups, with shareholders waiving their pre-emptive rights, length of authorization, maximum amount, duration of vesting periods specifically in respect of disability and, if applicable, holding periods was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
26,294,717	1,788,797	11,391

36.

The resolution providing authorization to be granted to the Board of Directors to grant share subscription and/or purchase options (stock options) to members of staff and/or certain corporate officers of the company or related companies or economic interest groups, with shareholders waiving their pre-emptive rights, length of authorization, maximum amount, strike price, maximum term of the option was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
26,307,709	1,776,175	11,021

37.	The resolution amending Article 13 of the by-laws in order to set the age limit for the Chairman of the Board of Directors at 75 years of age was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
27,973,264	109,641	12,000

38.	The resolution regarding powers to complete formalities was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
28,011,909	71,200	11,796

Item 8.01	Other Events.

At a meeting of the Board of Directors of the Company held following the Annual General Meeting, the Board of Directors reconstituted its committees. Current committee membership is as set forth below:

•	Audit Committee: Viviane Monges (Chair), Timothy Morris, Adora Ndu

•	Compensation Committee: Michel de Rosen (Chair), Maïlys Ferrère, Daniel Soland

•	Nominating and Corporate Governance Committee: Michael J. Goller (Chair), Maïlys Ferrère, Michel de Rosen, Ravi Rao

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-laws (statuts) of DBV Technologies S.A. (English Translation)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2021	DBV TECHNOLOGIES S.A.

	By:	/s/ Sébastien Robitaille

Name: Sébastien Robitaille
Title: Chief Financial Officer